Exhibit 99.3

Addendum to Supplemental Financial & Operating Information FOURTH QUARTER ENDED DECEMBER 31, 2017

TABLE OF CONTENTS Net Asset Value Components3 Top 100 Tenants4 Asset Type Diversification Portfolio Diversification6 Industry Diversification7 Asset Type Diversification—Retail9 Asset Type Diversification—Industrial10 Asset Type Diversification—Office11 Appendix12 Reporting Definitions and Explanations13 Forward-Looking Statements and Risk Factors15 Q4 2017ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of December 31, 20172

NET ASSET VALUE COMPONENTS

$ in thousands

Owned Properties	Number of Properties		Real Estate Investment		Net Book Value		Annualized Cash Rents	Wtd. Avg. Lease Term (Years)
ShopKo	99	$	557,326	$	373,425	$	46,509	15.5
Master Trust 2014 (net of ShopKo and Vacant)[1] [2]	794		2,103,806		1,644,179		173,242	9.3
Master Trust 2013	219		416,838		351,701		34,216	10.3
Vacant and Vacant Deed-in-Lieu [3]	19		76,671		69,688		—	—
Remainder [4]	1,261		4,668,417		4,095,065		343,211	9.6
Total Owned Properties	**2,392**	**$**	**7,823,058**	**$**	**6,534,058**	**$**	**597,178**	**10.0**

Other Assets		Net Book Value
Cash and Equivalents	$	8,798
Restricted Cash		105,909
Accounts Receivable, Prepaid Assets and Other Tangible Assets, net		23,354
Total Other Assets	**$**	**138,061**

		Net Book Value
Accounts Payable, Accrued Expenses and Other Tangible Liabilities	**$**	**148,920**

Preferred Stock Liquidation Value	**$**	**172,500**
Shares of Common Stock Outstanding		**448,868,269**

Debt		Principal Outstanding	Wtd. Avg. Stated Int. Rate	Wtd. Avg. Maturity (Years)
Revolving Credit Facility	$	112,000	2.74%	1.2
Term Loan		—	—%	0.8
Senior Unsecured Notes		300,000	4.45%	8.7
Master Trust 2014		1,935,800	5.00%	5.4
Master Trust 2013		312,704	4.70%	4.0
CMBS		332,647	6.10%	4.6
Convertible Notes		747,500	3.28%	2.3
Total Debt	**$**	**3,740,651**	**4.24%**	**4.2**

	Number of Properties		Principal Outstanding	Wtd. Avg. Stated Int. Rate	Wtd. Avg. Maturity (Years)
Loans Receivable	**88**	**$**	**75,245**	**8.33%**	**2.9**

Notes:	# of Properties		Real Estate Investment		Net Book Value	Sale Proceeds		Annualized Cash Rents
[1] Master Trust 2014 properties included in ShopKo	4	$	8,304	$	6,757		$	579
[2] Master Trust 2014 properties included in Vacant	6	$	20,592	$	17,851		$	—
[3] CMBS properties included in Vacant and Vacant Deed-in-Lieu	9	$	22,771	$	21,163		$	—
[4] CMBS properties included in Remainder	99	$	529,884	$	449,224		$	38,641

Please see Appendix at the back of this addendum for Reporting Definitions.

Q4 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of December 31, 2017 3

SPIRIT REALTY

TOP 100 TENANTS

Top 100 tenants generate 78% of Contractual Rent
We receive financial information for tenants representing 95% of Contractual Rent

	Concept (Tenant)	Number of Properties	Master Lease	Rent Escalators	Tenant Reporting	Percent of Contractual Rent
1	Shopko	99	✓	✓	✓	7.7%
2	AMC Theatres/Carmike	18		✓	✓	2.6%
3	Walgreens	39			✓	2.2%
4	Church's Chicken	182	✓	✓	✓	2.2%
5	Academy Sports	6		✓	Corp	2.0%
6	Circle K	82		✓	Public	1.9%
7	Home Depot	7		✓	Public	1.8%
8	Regal Cinemas	15	✓×	✓	✓×	1.5%
9	CarMax	8		✓	Public	1.5%
10	CVS	34		✓×	✓×	1.5%
11	Albertsons	22		✓	✓	1.5%
12	C-Store (GPM Investments, LLC)	105	✓	✓	✓	1.4%
13	Mister Car Wash	23	✓	✓	✓	1.3%
14	Goodrich Quality Theaters	5	✓	✓	✓	1.2%
15	The Great Escape	14	✓	✓	✓	1.2%
16	Ferguson Enterprises	7		✓	Public	1.0%
17	Rite Aid	23		✓×	✓×	1.0%
18	Sportsman's Warehouse	10	✓	✓	✓	1.0%
19	PetSmart	6		✓	Corp	1.0%
20	BJ's Wholesale Club	4		✓		1.0%
21	LA Fitness	7		✓	Corp	1.0%
22	C-Store (White Oak Station, LLC)	40	✓	✓	✓	1.0%
23	Dollar General	61		✓	Public	1.0%
24	Advance Auto Parts	56	✓×	✓	✓×	1.0%
25	Main Event	7	✓	✓	✓	0.9%

	Concept (Tenant)	Number of Properties	Master Lease	Rent Escalators	Tenant Reporting	Percent of Contractual Rent
26	Applebee's	22	✓	✓	✓	0.9%
27	Tractor Supply	23		✓	Public	0.9%
28	Crème de la Crème	9	✓	✓	✓	0.9%
29	Casual Male	1		✓	Public	0.9%
30	Buehler's Fresh Foods	5	✓	✓	✓	0.9%
31	IBM	2		✓	Public	0.9%
32	Smart & Final	5	✓	✓	Corp	0.9%
33	Red Lobster Restaurants	27	✓	✓	✓	0.8%
34	Lowe's	6			✓	0.8%
35	FedEx	4		✓	Public	0.8%
36	Heartland Dental	59	✓	✓	✓	0.7%
37	Pep Boys	12	✓	✓	✓	0.7%
38	Specialists in Urology (21st Century Oncology Holdings, Inc.)	9	✓	✓	✓	0.6%
39	Dave & Buster's	4		✓	Public	0.6%
40	Kohl's	6		✓×	Public	0.6%
41	Emagine Theaters	8	✓	✓	✓	0.6%
42	Station Casinos	1		✓	Public	0.6%
43	Perkins Family Restaurant	26	✓	✓	✓	0.6%
44	Express Oil Change	23	✓	✓	✓	0.6%
45	Georgia Theatre	4	✓	✓	✓	0.6%
46	C-Store (Supermesa Fuel & Merc, LLC)	6	✓	✓	✓	0.6%
47	Courthouse Athletic Club	5	✓	✓	✓	0.5%
48	Smokey Bones Bar & Fire	13	✓	✓	✓	0.5%
49	Camping World	7		✓	✓	0.5%
50	B&B Theatres	4	✓	✓	✓	0.5%
	Top 50 Tenants	**1,171**				**58.9%**

✓ Indicates all or a majority of the Tenant's Contractual Rent is subject to the respective characteristic (i.e., master lease, rent escalators or Tenant Reporting).
✓× Indicates less than a majority of the Tenant's Contractual Rent is subject to the respective characteristic (i.e., master lease, rent escalators or tenant reporting).
Public - Publicly listed companies with publicly available financials. ***Corp*** - Corporate level financials provided directly to Spirit.

Please see Appendix at the back of this addendum for Reporting Definitions.

Q4 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of December 31, 2017 4

SPIRIT REALTY

TOP 100 TENANTS (continued)

Top 100 tenants generate 78% of Contractual Rent

We receive financial information for tenants representing 95% of Contractual Rent

	Concept (Tenant)	Number of Propertie	Master Lease	Rent Escalators	Tenant Reporting	Percent of Contractual Rent
51	C-Store (Irving Oil	37		✓	✓	0.5%
52	Aaron's, Inc.	26	✓	✓	✓	0.5%
53	Flying J Travel Plaza	3	✓	✓	✓	0.5%
54	Pine Creek Medical Center	2	✓x	✓	✓	0.5%
55	South Carolina Oncology Associates	1		✓	✓	0.5%
56	Norms	10	✓	✓	✓	0.5%
57	Mealey's Furniture	4	✓	✓	✓	0.5%
58	Taco Bueno	38	✓	✓	✓	0.5%
59	HOM Furniture	3		✓	✓	0.5%
60	Defined Fitness	5	✓	✓	✓	0.5%
61	America's Auto Auction	6	✓	✓	✓	0.4%
62	Zips Car Wash	13	✓	✓	✓	0.4%
63	J. Jill	1		✓	Public	0.4%
64	Office Depot	10		✓x	Public	0.4%
65	Mills Fleet Farm	1		✓	✓	0.4%
66	At Home	3		✓	Public	0.4%
67	Best Buy	4		✓	Public	0.4%
68	Hardee's	24	✓	✓	✓	0.4%
69	C-Store (Town Star Holdings, LLC)	12	✓	✓	✓	0.4%
70	At Home	4	✓	✓	Public	0.4%
71	Children's Network	20		✓	✓	0.4%
72	Arby's	25		✓	✓	0.4%
73	Big Al's	2	✓	✓	✓	0.4%
74	Big Sandy Furniture	7	✓	✓	✓	0.4%
75	Sunny Delight	1		✓	Corp	0.4%
76	Martin's	16	✓	✓	✓	0.4%
77	American Lubefast	29	✓	✓	✓	0.3%
78	Universal Tax Systems	1				0.3%
79	PwC	1		✓		0.3%
80	CircusTrix	8	✓	✓	✓	0.3%
81	Curacao	1		✓	Corp	0.3%
82	Children's Learning Adventure	3	✓	✓	✓	0.3%
83	24 Hour Fitness	2		✓	Corp	0.3%
84	Wal-Mart	4			Public	0.3%
85	Ladybird Academy	6	✓	✓	✓	0.3%
86	Church's Chicken	35	✓	✓	✓	0.3%
87	Gold's Gym	3		✓		0.3%
88	HD Supply	27		✓	Public	0.3%
89	Old Time Pottery	3		✓	✓	0.3%
90	Malibu Boats	2	✓	✓	✓	0.3%
91	Raymour & Flanigan Furniture	2		✓	✓	0.3%
92	Excellence ER	3	✓	✓	✓	0.3%
93	Southern Theatres	2		✓	✓	0.3%
94	Crunch Fitness	4		✓	✓	0.3%
95	KFC	17		✓	✓	0.3%
96	Food City	3		✓	✓	0.3%
97	Pike Nursery	5	✓	✓	✓	0.3%
98	Golden Corral	7	✓	✓	✓	0.3%
99	C-Store (Mountain Express Oil Company Southeast, LLC)	13	✓	✓	✓	0.3%
100	Brookshire Brothers	12			✓	0.3%
	Top 100 Tenants	**1,642**				**77.5%**

✓ Indicates all or a majority of the Tenant's Contractual Rent is subject to the respective characteristic (i.e., master lease, rent escalators or tenant reporting).

✓x Indicates less than a majority of the Tenant's Contractual Rent is subject to the respective characteristic (i.e., master lease, rent escalators or Tenant Reporting).

Public - Publicly listed companies with publicly available financials. ***Corp*** - Corporate level financials provided directly to Spirit.

Please see Appendix at the back of this addendum for Reporting Definitions.

Q4 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of December 31, 2017 5

PORTFOLIO DIVERSIFICATION

SPIRIT REALTY

Predominately Service Industry Focus

$7.9 Billion Real Estate Investment | **83% NNN Leases** | **89% Contractual Rent Escalators**

Focus on Service Industries

	Percent of Contractual Rent
Restaurants - Casual Dining	8.7%
Restaurants - Quick Service	8.1%
Movie Theaters	7.8%
Convenience Stores	7.1%
Medical / Other Office	4.9%
Drug Stores / Pharmacies	4.8%
Health and Fitness	4.1%
Entertainment	3.1%
Education	2.7%
Automotive Services	2.7%
Automotive Dealers	2.3%
Car Washes	1.9%
Other Service Industries	1.9%
Service	**60.1%**
General Merchandise	9.4%
Grocery	4.8%
Home Improvement	3.7%
Sporting Goods	3.4%
Specialty Retail	3.4%
Home Furnishings	2.3%
Apparel	2.3%
Automotive Parts	1.2%
Dollar Stores	1.1%
Other Traditional Retail Industries	2.3%
Traditional Retail	**33.9%**
Industrial	**4.4%**
Other	**1.6%**
Total	**100%**

Please see Appendix at the back of this addendum for Reporting Definitions.

One of Most Diversified Amongst Peers



Shopko 7.7%
AMC Theatres/Carmike Cinemas 2.6%
Walgreens 2.2%
Church's Chicken 2.2%
Academy Sports 2.0%
Circle K 1.9%
Home Depot 1.8%
Regal Cinemas 1.5%
CarMax 1.5%
CVS 1.5%

Organic Growth: Contractual Rent Increases



Flat: 10%
CPI-Related: 37%
Contractual Fixed Increases: 53%

Q4 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of December 31, 2017 6

INDUSTRY DIVERSIFICATION - SERVICE

Service tenants account for 60% of our total Contractual Rent

Service: Restaurants - Casual Dining	
Applebee's	0.9%
Red Lobster Restaurants	0.8%
Smokey Bones Bar & Fire Grill	0.5%
Perkins Family Restaurant	0.5%
Norms	0.5%
Golden Corral	0.3%
Sonny's BBQ	0.2%
Pizza Hut	0.2%
Golden Corral	0.2%
Eddie Merlot's	0.2%

Service: Movie Theaters	
AMC Theatres/Carmike Cinemas	2.6%
Regal Cinemas	1.4%
Goodrich Quality Theaters	1.2%
Emagine Theaters	0.6%
Georgia Theatre	0.6%
B&B Theatres	0.5%
Southern Theatres	0.3%
Cinemark	0.2%
Marcus Theaters	0.2%

Service: Drug Stores / Pharmacies	
Walgreens	2.2%
CVS	1.5%
Rite Aid	1.0%

Service: Entertainment	
Main Event Entertainment	0.9%
Dave & Buster's	0.6%
Station Casinos	0.6%
Big Al's	0.4%
CircusTrix	0.3%

Note: Only tenants with contractual rent greater than 0.2% or top ten tenants per industry shown.
Please see Appendix at the back of this addendum for Reporting Definitions.

Service: Restaurants - Quick Service	
Church's Chicken	2.2%
Taco Bueno	0.5%
Hardee's	0.3%
Arby's	0.4%
Martin's	0.4%
Church's Chicken	0.3%
KFC	0.3%
Hardee's	0.3%
Sonic Drive-In	0.2%
Taco Bell	0.2%

Service: Convenience Stores	
Circle K	1.8%
C-Store *(GPM Investments, LLC)*	1.4%
C-Store *(White Oak Station, LLC)*	1.0%
C-Store *(Supermesa Fuel & Merc, LLC)*	0.6%
C-Store *(Irving Oil Marketing, Inc.)*	0.5%
Flying J Travel Plaza	0.5%
C-Store *(Town Star Holdings, LLC)*	0.4%
C-Store *(Mountain Express Oil Company Southeast, LLC)*	0.3%
C-Store *(Jordan Oil Company of the Carolinas, Inc)*	0.2%
C-Store *(Wawa, Inc.)*	0.2%

Service: Medical / Other Office	
Heartland Dental	0.7%
Specialists in Urology *(21st Century Oncology Holdings, Inc.)*	0.6%
Pine Creek Medical Center	0.5%
South Carolina Oncology Associates	0.5%
Excellence ER	0.3%
Neighbor's Emergency Center	0.2%
Emerus Urgent Care	0.2%
Lerner and Rowe	0.2%
Fox Rehabilitation	0.2%

Q4 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of December 31, 2017 7

INDUSTRY DIVERSIFICATION - SERVICE & TRADITIONAL RETAIL

Service tenants account for 60% of our total Contractual Rent
Traditional Retail tenants account for 34% of our total Contractual Rent

Service: Health and Fitness	
LA Fitness	1.0%
Courthouse Athletic Club	0.5%
Defined Fitness	0.5%
24 Hour Fitness	0.3%
Gold's Gym	0.3%
Crunch Fitness	0.3%
Gold's Gym	0.3%
In-Shape	0.2%

Other Service	
CarMax	1.5%
Mister Car Wash	1.3%
PetSmart	1.0%
America's Auto Auction	0.4%
Zips Car Wash	0.4%
Universal Tax Systems	0.3%
PwC	0.3%
Bank of America	0.2%
Clean Freak	0.2%

Traditional Retail: Specialty Retail	
The Great Escape	1.2%
At Home	0.8%
Camping World	0.5%
Aaron's, Inc.	0.5%
Pike Nursery	0.3%
Jo-Ann's	0.2%
Hobby Lobby	0.2%

Traditional Retail: Sporting Goods	
Academy Sports	2.0%
Sportsman's Warehouse	1.0%
Mills Fleet Farm	0.4%

Traditional Retail: General Merchandise	
ShopKo	7.7%
Curacao	0.3%
Wal-Mart	0.3%
Old Time Pottery	0.3%

Traditional Retail: Grocery	
Albertsons	1.5%
Buehler's Fresh Foods	0.9%
Smart & Final	0.9%
Food City	0.3%
Brookshire Brothers	0.3%
Missoula Fresh Market	0.2%
Winco Grocery	0.2%

Traditional Retail: Home Improvement	
Home Depot	1.8%
Tractor Supply	0.9%
Lowe's	0.8%

Other Traditional Retail	
Dollar General	1.0%
BJ's Wholesale Club	1.0%
Advance Auto Parts	1.0%
Casual Male	0.9%
Kohl's	0.6%
Mealey's Furniture	0.5%
HOM Furniture	0.5%
Office Depot	0.4%
Big Sandy Furniture	0.4%
J. Jill	0.4%

Note: Only tenants with contractual rent greater than 0.2% or top ten tenants per industry shown.
Please see Appendix at the back of this addendum for Reporting Definitions.

Q4 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of December 31, 2017 8

ASSET TYPE DIVERSIFICATION - RETAIL

2,206	36.4	99.3%	$6.7 billion	84.5%	84.6%
Properties	Square Feet (in millions)	Occupied	Real Estate Investment	of Contractual Rent	NNN Leases

Predominately Service Industries



% of Contractual Rent
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
Service
Restaurants - Casual Dining
Restaurants - Quick Service
Movie Theaters
Convenience Stores
Drug Stores / Pharmacies
Health and Fitness
Education
Automotive Services
Entertainment
Automotive Dealers
Car Washes
Other Service Industries
Traditional Retail
General Merchandise
Grocery
Specialty Retail
Home Improvement
Home Furnishings
Sporting Goods
Dollar Stores
Wholesale Clubs
Other Traditional Retail
Industrial and Other
Industrial and Other

Diversification > Concentration



Shopko 7.7%
AMC Theatres/Carmike Cinemas 2.6%
Walgreens 2.2%
Church's Chicken 2.2%
Circle K 1.9%
Regal Cinemas 1.5%
Home Depot 1.5%
CVS 1.5%
Albertsons 1.5%
C-Store (GPM Investments, LLC) 1.4%

Organic Growth and Retail Profile



Contractual Fixed Increases: 50.0%
Flat: 13.8%
CPI-Related: 36.2%



Industrial and Other: 0.6%
Traditional Retail: 35.9%
Service: 63.5%

Please see Appendix at the back of this addendum for Reporting Definitions.

Q4 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of December 31, 2017 9

ASSET TYPE DIVERSIFICATION - INDUSTRIAL

68	9.3 million	98.5%	$635.7 million	8.2%	75%
Properties	Square Feet (in millions)	Occupied	Real Estate Investment	of Contractual Rent	NNN Leases

Industry Diversification



% of Contractual Rent
Industrial
0.0%
1.0%
2.0%
Distribution
Manufacturing
Building Materials
Traditional Retail
Sporting Goods
Apparel
General Merchandise
Service and Other
Service and Other

Top 10 Tenant Diversification



Academy Sports 2.0%
Casual Male 0.9%
FedEx 0.8%
PetSmart 1.0%
Ferguson Enterprises 1.0%
J. Jill 0.1%
Sunny Delight 0.4%
HD Supply 0.3%
Malibu Boats 0.3%
Davis-Standard 0.2%

Note: Academy Sports includes 1.5mm sqf distribution center in Katy, Texas.

Contractual Rent Increases



Flat: 0.8%
CPI-Related: 26.5%
Contractual Fixed Increases: 72.7%

Please see Appendix at the back of this addendum for Reporting Definitions.

Q4 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of December 31, 2017 10

ASSET TYPE DIVERSIFICATION—OFFICE 118 2.5 million98.3%$514.0 million7.3% 72% PropertiesSquare FeetOccupiedReal Estateof ContractualNNN Leases (in millions) InvestmentRent Industry Diversification Top 10 Tenant Diversification % of Contractual RentIBM 0.9% Service 0.0% 1.0% 2.0%3.0% 4.0% 5.0% Heartland Dental 0.7% Medical / Other Office Specialists in Urology 0.6% Financial Services Station Casinos 0.6% Entertainment Pine Creek Medical Center 0.5% South Carolina Oncology 0.5% Automotive Dealers Universal Tax Systems0.3% Traditional Retail and Other PwC0.3% Traditional Retail and Other Home Depot0.3% Faurecia Interior Systems0.2% Lease Escalation Flat: 8.2% CPI-Related: 41.8% Contractual Fixed Increases: 50.0% Please see Appendix at the back of this addendum for Reporting Definitions. Q4 2017ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of December 31, 201711

APPENDIX 12

REPORTING DEFINITIONS AND EXPLANATIONS

Annualized Cash Rents represents the annualized monthly Contractual Rent, less any rent reserved for, multiplied by twelve.

CMBS are those notes secured by commercial real estate and rents therefrom under which certain indirect wholly-owned special purpose entity subsidiaries of the Company are the borrowers. These liabilities are discussed in greater detail in our financial statements and the notes thereto included in our periodic reports filed with the SEC.

Contractual Rent represents monthly contractual cash rent and earned income from direct financing leases, excluding percentage rents, from our Owned Properties recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. We use Contractual Rent when calculating certain metrics that are useful to evaluate portfolio credit, asset type, industry and geographic diversity and to manage risk.

Convertible Notes are the $402.5 million convertible notes of the Company due in 2019 and the $345.0 million convertible notes of the Company due in 2021, together. These liabilities are discussed in greater detail in our financial statements and the notes thereto included in our periodic reports filed with the SEC.

GAAP are the Generally Accepted Accounting Principles in the United States.

Gross Investment represents the gross acquisition cost including the contracted purchase price and related capitalized transaction costs.

Master Trust 2013 and Master Trust 2014 (collectively Master Trust Notes) are net-lease mortgage notes issued under the Spirit Master Funding Program and the securitization trusts established thereunder. Indirect special purpose entity subsidiaries of the Company are the borrowers. These liabilities are discussed in greater detail in our financial statements and the notes thereto included in our periodic reports filed with the SEC.

Net Asset Value (NAV) We believe disclosing information frequently used in the calculation of NAV is useful to investors and because it enables and facilitates calculation of a metric frequently used by our management as one method to estimate the fair value of our business. The assessment of the fair value of our business is subjective in that it involves estimates and assumptions and can be calculated using various methods. Therefore, we have presented certain information regarding our financial and operating results, as well as our assets and liabilities that we believe are important in calculating our NAV, but have not presented any specific methodology nor provided any guidance on the assumptions or estimates that should be used in the calculation of NAV. The components of NAV do not consider the potential changes in the value of assets, the collectability of rents or other receivable obligations, or the value associated with our operating platform.

Net Book Value represents the Real Estate Investment value net of accumulated depreciation.

Occupancy is calculated by dividing the number of economically yielding Owned Properties in the portfolio as of the measurement date by the number of total Owned Properties on said date.

Owned Properties refers to properties owned fee-simple or ground leased by Company subsidiaries as lessee.

Real Estate Investment represents the Gross Investment plus improvements less impairment charges.

Revolving Credit Facility refers to the $800.0 million unsecured credit facility which matures on March 31, 2019. The Revolving Credit Facility includes sublimits for swingline loans and letter of credit issuances. Swingline loans and letters of credit reduce availability under the Revolving Credit Facility. The ability to borrow under the Revolving Credit Facility is subject to the ongoing compliance with customary financial covenants.

Q4 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of December 31, 2017 13

REPORTING DEFINITIONS AND EXPLANATIONS Senior Unsecured Notes refers to the $300.0 million aggregate principal amount of 4.450% senior unsecured notes due 2026. Tenant represents the legal entity ultimately responsible for obligations under the lease agreement or an affiliated entity. Other tenants may operate the same or similar business concept or brand. Tenant Reporting consists of one or more of sales, income statement or similar data generated by the leased property. We either receive property level financials with varied frequency or we receive corporate level financials. Includes publicly listed companies with publicly available financial statements. Term Loan refers to a $420.0 million unsecured term facility which includes an accordion feature which allows the facility to be increased to up to $600.0 million, subject to obtaining additional lender commitments. Borrowings may be repaid without premium or penalty, and may be re-borrowed within 30 days up to the then available loan commitment. Q4 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of December 31, 2017 14

FORWARD-LOOKING STATEMENTS AND RISK FACTORS The information in this supplemental report should be read in conjunction with the accompanying earnings press release, as well as the Company’s Annual Report on Form 10-K and other information filed with the Securities and Exchange Commission. This supplemental report is not incorporated into such filings. This document is not an offer to sell or a solicitation to buy securities of Spirit Realty Capital, Inc. Any offer or solicitation shall be made only by means of a prospectus approved for that purpose. Forward-Looking and Cautionary Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expects,” “plans,” “estimates,” “projects,” “intends,” “believes,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, Spirit’s continued ability to source new investments, risks associated with using debt and equity financing to fund Spirit’s business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common stock, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, risks and uncertainties related to the completion and timing of Spirit’s proposed spin-off of properties leased to Shopko Retail Shops Holding Corp, and certain of its affiliates and assets that collateralize Master Trust 2014 and the impact of the spin-off on Spirit’s business, and other additional risks discussed in Spirit’s most recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Spirit expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Q4 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of December 31, 2017 15